Exhibit 99.2

First Quarter 2021 Results Conference Call Investor Presentation

SAFE - HARBOR STATEMENT 2 | Investor Presentation This release contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . Forward looking statements include any statement that does not directly relate to a current or historical fact . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID - 19 pandemic : (i) the impact of global health concerns, including the impact of the current COVID - 19 pandemic on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID - 19 pandemic ; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID - 19 pandemic ; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID - 19 pandemic ; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (ix) our ability to realize revenue from customer orders and backlog ; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (xi) the economy, including its stability in light of the COVID - 19 pandemic, and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) our ability to utilize various relief options enabled by the CARES Act, including our ability to receive forgiveness of the PPP Loans ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our Annual Report on Form 10 - K for the year ended December 31 , 2020 . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

PERFORMANCE OVERVIEW

4 | Investor Presentation EXECUTIVE SUMMARY Market Update, Recent Results and Outlook Market Update As of May 2021 1Q21 Results Performance Overview 2Q21 Outlook Performance Overview Improved U.S. Offshore Wind Forecast 32 GW of new capacity expected by 2031; 2024 through 2030, new offshore capacity averages 4.5 GW/year Favorable Wind Policy Outlook Proposed Biden tax plan would advance clean energy production through a 10 - year extension of the PTC and ITC – potentially transformational for industry (1) C&I Demand Gradually Improving Increased gearing and industrial fabrication order activity within cyclical end - markets supports expectations for a gradual, post - pandemic recovery Upgraded U.S. Onshore Wind Outlook Dec - 20 extension of the Production Tax Credit (PTC) in the US strengthens near - term expectations of 35 GW of new capacity from 2021 to 2023 Total Revenue (33%) y/y to $32.7 million 1Q21 results impacted by a more than one - week , weather related outage at TX tower facility; shift in timing of customer order now scheduled for 2Q21; continued pandemic - related supply chain issues and presence of unfairly priced imports Heavy Fabrications Segment Update Total wind towers sections sold declined more than 45% on a y/y basis due to above - referenced issues; tower orders increased more than 100% y/y; tower capacity ~60% booked for full - year 2021 Gearing Segment Update Beginning to see early indications of improved demand activity; orders highest since 1Q20; backlog approaching pre - pandemic levels; financial performance improving Industrial Solutions Segment Update 1Q21 revenue improved on a y/y basis, supported by increased demand within the natural gas turbine market (1) U.S. Department of the Treasury. The Made In America Tax Plan. April 2021 Improved Outlook for 2Q21 Anticipate a reacceleration in customer activity, supported by both wind and non - wind customer shipments Anticipate Q/Q Revenue Growth 2Q21 total revenue expected to be in a range of $45 million to $50 million Anticipate Q/Q Adj. EBITDA Growth 2Q21 total Adjusted EBITDA expected to be $4.5 million to $5.0 million, including ~$3.0 million in ERC cash benefits Equity ATM Program Near Completion Received $ 6.4 million in cash proceeds, net of commissions, on $10.0 million authorization Employee Retention Credit (ERC ) Benefit Received $3.4 million in credits during 1Q21

PERFORMANCE BRIDGE Revenue declined nearly $16 million y/y in 1Q21; Anticipate strong q/q improvement into 2Q21 5 | Investor Presentation 1Q20 vs. 1Q21 Revenue Bridge ($ MM) 1Q20 vs. 1Q21 Adjusted EBITDA Bridge ($ MM) $32.7 $3.6

CONSOLIDATED FINANCIAL DATA Challenging first quarter due to non - recurring factors, but TTM revenue trend remains stable 6 | Investor Presentation Total Revenue ($MM) Gross Profit ($MM) Adjusted EBITDA ($MM) Earnings (Loss) Per Share ($) • TTM revenue remains stable, despite challenging 1Q21, where revenue declined 33% y/y • 1Q21 and TTM 1Q21 Adj. EBITDA benefited from a $3.4 million employee retention tax credit used to offset pandemic - related challenges • Anticipate sequential improvement in Adjusted EBITDA, given increased customer quoting and bidding activity Revenue declined (1.4%) y/y $48.6 $32.7 $185.2 $182.6 1Q20 1Q21 TTM 1Q20 TTM 1Q21 Revenue declined (33%) y/y $6.2 $0.3 $18.0 $12.1 1Q20 1Q21 TTM 1Q20 TTM 1Q21 $3.6 $1.2 $9.1 $5.6 1Q20 1Q21 TTM 1Q20 TTM 1Q21 $0.06 ($0.07) ($0.15) ($0.22) 1Q20 1Q21 TTM 1Q20 TTM 1Q21

HEAVY FABRICATIONS SEGMENT TX and WI wind tower facilities fully operational; tower capacity ~60% booked for the full - year 2021 7 | Investor Presentation Segment Revenue ($MM) Segment Adjusted EBITDA ($MM) Segment Orders ($MM) Quarter - End Segment Backlog ($MM) • Revenue declined $15.6 million y/y, related to one - time, non - recurring headwinds and lower demand • Wind tower orders +103% y/y in 1Q21 to $14.1 million; segment orders +34% y/y to $20.8 million • Customers securing 2021 production slots – received orders from two wind turbine OEMs in 1Q21 • Industrial Fabrications had its strongest quarter since pandemic began $38.4 $22.8 $138.8 $139.6 1Q20 1Q21 TTM 1Q20 TTM 1Q21 $15.5 $20.8 $182.7 $111.1 1Q20 1Q21 TTM 1Q20 TTM 1Q21 $97.4 $71.2 $69.3 1Q20 4Q20 1Q21 Orders increased 34% y/y $4.5 $1.8 $10.2 $11.7 1Q20 1Q21 TTM 1Q20 TTM 1Q21

HEAVY FABRICATIONS SEGMENT TX weather, timing of customer order and supply chain impact pushed ~75 sections out of 1Q21 8 | Investor Presentation Total Wind Tower Sections Sold (Number of Sections) (1) Heavy Fabrications Adjusted EBITDA Margin (% of Sales) • Customer diversification driving growth in plant utilization • Approximately 75 tower sections pushed beyond 1Q21 due to non - recurring factors • EBITDA margin expansion evidenced in recent years driven by higher plant utilization and industrial fabrications investments (1) Our production facilities, located in Manitowoc, Wisconsin and Abilene, Texas, are situated near the primary U.S. domestic wind energy and equipment manufacturing hubs. The two facilities have a combined annual tower production capacity of up to approximately 550 towers (1650 tower sections), sufficient to support turbines generating more than 1,100 M W o f power. 0% 10% 20% 30% 40% 50% 60% 70% 80% - 200 400 600 800 1,000 1,200 1,400 2017 2018 2019 2020 TTM 1Q21 Wind Tower Sections Sold Tower Plant Capacity Utilization 7.5% 1.5% 5.2% 9.3% 8.4% 2017 2018 2019 2020 TTM 1Q21

GEARING SEGMENT

Order activity accelerating, supported by increased energy and industrial market demand

- 1Q21 Gearing orders equaled combined segment orders in the entire second half of 2020
- Revenue impacted by lower order intake throughout 2020 due to the pandemic
- Customer activity is accelerating, particularly within energy and industrial sectors, given commodity price escalation
- Financial performance improving as volumes recover and commercial environment strengthens
- Book-to-bill near 2.0x, driving a $4.7 million sequential improvement in backlog

Segment Revenue
($MM)


$6.2
$5.3
$31.1
$24.3
1Q20
1Q21
TTM 1Q20
TTM 1Q21

Segment Adjusted EBITDA
($MM)


$0.3
$0.3
$3.9
($1.9)
1Q20
1Q21
TTM 1Q20
TTM 1Q21

Segment Orders
($MM)


$12.4
$9.9
$30.8
$22.6
1Q20
1Q21
TTM 1Q20
TTM 1Q21

Quarter-End Segment Backlog
($MM)


$20.5
$14.4
$19.1
1Q20
4Q20
1Q21

9 | Investor Presentation

INDUSTRIAL SOLUTIONS SEGMENT 14% y/y revenue improvement driven by gas turbine market demand 10 | Investor Presentation Segment Revenue ($MM) Segment Adjusted EBITDA ($MM) Segment Orders ($MM) Quarter - End Segment Backlog ($MM) • Revenue increased 14% y/y driven by increased demand for gas turbine components • Orders declined y/y due to a change in the timing of customer order buying patterns • Expanded share with a major global customer related to an international gas turbine project $4.0 $4.6 $15.4 $18.9 1Q20 1Q21 TTM 1Q20 TTM 1Q21 $5.9 $3.5 $17.9 $15.5 1Q20 1Q21 TTM 1Q20 TTM 1Q21 $9.5 $7.2 $6.0 1Q20 4Q20 1Q21 $0.3 $0.5 $0.9 $1.5 1Q20 1Q21 TTM 1Q20 TTM 1Q21

BALANCE SHEET UPDATE More than $21 million of cash and availability to support growth as of 3/31/21 11 | Investor Presentation Quarter - End Total Cash and Availability on Credit Facility ($MM) Quarter - End Operating Working Capital as a % of Sales (1) (1) Operating working capital divided by T3M annualized sales $7.6 $8.1 $19.2 $19.0 $19.0 $21.9 $21.8 $24.1 $21.6 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 11% 13% 3% 3% 5% 9% 6% 3% 9% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21

U.S. WIND POWER INSTALLATION FORECAST Reduced cost of wind, clean energy policy agenda likely to improve outlook 12 | Investor Presentation (1) Source: Wood MacKenzie April 2021 Wind Sector Outlook; wind values include new build and repowering U.S. Onshore Wind Capacity Installations (Annual On - Shore GW Installed) (1) • PTC set to expire in 2021, and historically an extension of the PTC has led to significantly increased installations vs. market forecast • U.S. House of Representatives is currently evaluating a bill – The GREEN Act – that would preserve the PTC at the current phaseout level of 60% through the end of 2026 • Introduction of new offshore ITC in December 2020 • Offshore market is key to meeting state policies on the eastern seaboard and transition from fossil fuel generation U.S. Offshore Wind Capacity Installations (Annual Off - Shore GW Installed) (1) 11.0 17.6 15.3 11.6 7.6 7.6 8.1 2019 2020 2021e 2022e 2023e 2024e 2025e 0.4 2.9 4.3 5.6 4.8 4.6 4.7 2023e 2024e 2025e 2026e 2027e 2028e 2029e

CUSTOMER DIVERSIFICATION INITIATIVE Balanced revenue mix supports long - term growth and profitability 13 | Investor Presentation Wind vs. Non - Wind Revenue Concentration (% of Total Revenue) (1) (1) Wind energy figures shown above exclude repair/replacement demand • Wind and renewables remain our core industry focus • Revenue diversification positions us to better optimize our production capabilities during periods of lower wind tower demand • During the last four years, we have increased non - wind revenue by more than 300% to more than $60 million annually • Pandemic - related headwinds impacted more cyclical, non - wind end - markets in 2020, however, we anticipate a gradual recovery in 2021 Fastest Growing Non - Wind Sectors Since 2016 (Absolute Growth in Revenue) Industrial Mining Power Generation 92% 72% 50% 66% 69% 67% 8% 28% 50% 34% 31% 33% 2016 2017 2018 2019 2020 TTM 1Q21 Wind Revenue Non-Wind Revenue

APPENDIX

EXHIBIT A

Revenues and Operating Income (Loss) Consolidated and by Segment

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Revenues	$ 32,728	$ 48,634
Cost of sales	32,446	42,462
Gross profit	282	6,172
OPERATING EXPENSES:		
Selling, general and administrative	4,410	4,309
Intangible amortization	183	183
Total operating expenses	4,593	4,492
Operating (loss) income	(4,311)	1,680
OTHER INCOME (EXPENSE), net:		
Interest expense, net	(229)	(673)
Other, net	3,362	(1)
Total other income (expense), net	3,133	(674)
Net (loss) income before provision for income taxes	(1,178)	1,006
Provision for income taxes	32	52
NET (LOSS) INCOME	$ (1,210)	$ 954
NET (LOSS) INCOME PER COMMON SHARE - BASIC:		
Net (loss) income	$ (0.07)	$ 0.06
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC	17,178	16,596
NET (LOSS) INCOME PER COMMON SHARE - DILUTED:		
Net (loss) income	$ (0.07)	$ 0.06
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED	17,178	16,733

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
ORDERS:		
Heavy Fabrications	$ 20,797	$ 15,514
Gearing	9,921	12,421
Industrial Solutions	3,496	5,874
Total orders	$ 34,214	$ 33,809
REVENUES:		
Heavy Fabrications	$ 22,777	$ 38,368
Gearing	5,349	6,227
Industrial Solutions	4,604	4,039
Corporate and Other	(2)	-
Total revenues	$ 32,728	$ 48,634
OPERATING (LOSS)/PROFIT:		
Heavy Fabrications	$ (1,700)	$ 3,541
Gearing	(989)	(261)
Industrial Solutions	(14)	192
Corporate and Other	(1,608)	(1,792)
Total operating profit/(loss)	$ (4,311)	$ 1,680

15 | Investor Presentation

EXHIBIT B

GAAP to Non-GAAP Consolidated Adjusted EBITDA Reconciliation

Consolidated	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Net (Loss) Income	$ (1,210)	$ 953
Interest Expense	230	673
Income Tax Provision	32	52
Depreciation and Amortization	1,552	1,612
Share-based Compensation and Other Stock Payments	613	315
Adjusted EBITDA (Non-GAAP)	1,217	3,605

Heavy Fabrications Segment	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Net (Loss) Income	$ 921	$ 2,698
Interest Expense	100	105
Income Tax (Benefit) Provision	(402)	738
Depreciation	944	964
Share-based Compensation and Other Stock Payments	222	42
Adjusted EBITDA (Non-GAAP)	$ 1,785	$ 4,547

Gearing Segment	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Net Loss	$ (283)	$ (314)
Interest Expense	13	50
Income Tax Provision	3	4
Depreciation and Amortization	458	512
Share-based Compensation and Other Stock Payments	80	15
Adjusted EBITDA (Non-GAAP)	$ 271	$ 267

Industrial Solutions Segment	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Net (Loss)/Income	$ 178	$ 159
Interest Expense	14	1
Income Tax Provision	17	31
Depreciation and Amortization	106	104
Share-based Compensation and Other Stock Payments	147	19
Adjusted EBITDA (Non-GAAP)	$ 462	$ 314

Corporate and Other	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Net Income (Loss)	$ (2,026)	$ (1,590)
Interest Expense	103	517
Income Tax Provision/(Benefit)	414	(721)
Depreciation and Amortization	44	32
Share-based Compensation and Other Stock Payments	164	239
Adjusted EBITDA (Non-GAAP)	$ (1,301)	$ (1,523)

15 | Investor Presentation

EXHIBIT C

Consolidated Statement of Cash Flows

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net (loss) income	$ (1,210)	$ 954
Adjustments to reconcile net cash used in operating activities:		
Depreciation and amortization expense	1,553	1,612
Deferred income taxes	(5)	22
Change in fair value of interest rate swap agreements	5	138
Stock-based compensation	219	308
Allowance for doubtful accounts	(218)	29
Common stock issued under defined contribution 401(k) plan	258	-
Gain on disposal of assets	(23)	-
Changes in operating assets and liabilities, net of acquisition:		
Accounts receivable	1,229	2,037
Employee retention credit receivable	(3,372)	-
Contract assets	(269)	-
Inventories	(13,552)	(8,891)
Prepaid expenses and other current assets	699	(476)
Accounts payable	7,591	3,545
Accrued liabilities	419	(657)
Customer deposits	(1,764)	305
Other non-current assets and liabilities	3	49
Net cash used in operating activities	(8,437)	(1,025)
CASH FLOWS FROM INVESTING ACTIVITIES:		
Purchases of property and equipment	(612)	(670)
Proceeds from disposals of property and equipment	23	-
Net cash used in investing activities	(589)	(670)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Proceeds from line of credit	5,673	51,552
Payments on line of credit	(2,450)	(49,070)
Proceeds from long-term debt	595	-
Payments on long-term debt	(150)	(242)
Principal payments on finance leases	(339)	(218)
Shares withheld for taxes in connection with issuance of restricted stock	(847)	-
Proceeds from sale of common stock, net	6,101	-
Net cash provided by financing activities	8,583	2,022
NET (DECREASE) INCREASE IN CASH	(443)	327
CASH beginning of the period	3,372	2,416
CASH end of the period	$ 2,929	$ 2,743

17 | Investor Presentation

EXHIBIT D
Consolidated Balance Sheet

	March 31, 2021	December 31, 2020
ASSETS		
CURRENT ASSETS:		
Cash	$ 2,929	$ 3,372
Accounts receivable, net	14,326	15,337
Employee retention credit receivable	3,372	-
Contract assets	2,522	2,253
Inventories, net	40,276	26,724
Prepaid expenses and other current assets	2,204	2,909
Total current assets	65,629	50,595
LONG-TERM ASSETS:		
Property and equipment, net	44,766	45,195
Operating lease right-of-use assets	19,401	19,321
Intangible assets, net	4,003	4,186
Other assets	422	385
TOTAL ASSETS	$ 134,221	$ 119,682
LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES:		
Line of credit and other notes payable	$ 5,076	$ 1,406
Current portion of finance lease obligations	1,456	1,427
Current portion of operating lease obligations	1,743	1,832
Accounts payable	25,836	18,180
Accrued liabilities	6,731	6,307
Customer deposits	17,055	18,819
Total current liabilities	57,897	47,971
LONG-TERM LIABILITIES:		
Long-term debt, net of current maturities	9,380	9,381
Long-term finance lease obligations, net of current portion	1,891	1,996
Long-term operating lease obligations, net of current portion	19,748	19,569
Other	123	104
Total long-term liabilities	31,142	31,050
COMMITMENTS AND CONTINGENCIES		
STOCKHOLDERS' EQUITY:		
Preferred stock, $0.001 par value; 10,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $0.001 par value; 30,000,000 shares authorized; 18,474,170 and 17,211,498 shares issued as of March 31, 2021 and December 31, 2020, respectively	18	17
Treasury stock, at cost, 273,937 shares as of March 31, 2021 and December 31, 2020, respectively	(1,842)	(1,842)
Additional paid-in capital	390,479	384,749
Accumulated deficit	(343,473)	(342,263)
Total stockholders' equity	45,182	40,661
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 134,221	$ 119,682

18 | Investor Presentation

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